SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 1997.

                                OMI Trust 1997-A
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

            Pennsylvania                33-99320               Applied for
--------------------------------------------------------------------------------
    (State or other jurisdiction      (Commission             (IRS Employer
          of incorporation)           File Number)          Identification No.)

 c/o PNC Bank, National Association
 Corporate Trust Department
 Attention:  Constantine Hromych
 1700 Market Street
 Philadelphia, Pennsylvania                                        19103
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 1997.

                                OMI Trust 1997-A
               (Exact name of registrant as specified in charter)

          Pennsylvania               33-99320               Applied for
   (State or other jurisdiction    (Commission             (IRS Employer
        of incorporation)           File Number)         Identification No.)

c/o PNC Bank, National Association
Corporate Trust Department
Attention:  Constantine Hromych
1700 Market Street
Philadelphia, Pennsylvania                                          19103
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1997-A

                                    FORM 8-K

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1997-A (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1997- A (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on March 17, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on March 17, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1997-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer

March 27, 1997
                                             -----------------------------------
                                                     Douglas R. Muir
                                                     Vice President

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1997-A, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer

March 27, 1997                              /s/ DOUGLAS R. MUIR
                                            ------------------------------------
                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS
                                                           Page of Sequentially
                                                              Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on March 17, 1997......................... 5-10

                                INDEX OF EXHIBITS
                                                           Page of Sequentially
                                                               Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on March 17, 1997..........................

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A              REPORT DATE:  MARCH 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                             POOL REPORT # 5
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH:                      Feb-97


                                 Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------

Beginning                                                          Ending
Principal       Scheduled     Prepaid      Liquidated Contracts    Principal
Balance         Principal     Principal    Principal  Repurchased  Balance
--------------------------------------------------------------------------------

185,107,770.91 (268,711.98) (1,213,341.81)    0.00        0.00    183,625,717.12
================================================================================



Scheduled                 Scheduled                             Amount
Gross         Servicing   Pass Thru     Liquidation  Reserve    Available for  Limited    Total
Interest      Fee         Interest      Proceeds     Fund Draw  Distribution   Guarantee  Distribution
------------------------------------------------------------------------------------------------------
1,629,002.56  154,256.48  1,474,746.08     0.00         0.00     3,111,056.35     0.00    3,111,056.35
======================================================================================================



Class A-6 Liquidity Account
        Beginning                     Investment     Balance Before     Reserve    Reserve       Balance After
         Balance   Deposits  Distrib.  Interest   Current Distribution  Fund Draw  Fund Deposit  Current Distribution  Excess
------------------------------------------------------------------------------------------------------------------------------

          0.00       0.00     0.00      0.00               0.00            0.00     301,669.13      301,669.13           0.00
==============================================================================================================================


 Reserve Fund Required Balance
 -------------------------------------
 Before Current    After Current
 Distribution      Distribution
 -------------------------------------
  301,669.13         301,669.13
 =====================================



Class B-1 Liquidity Account

Beginning                      Investment    Balance Before     Reserve    Reserve       Balance After
 Balance   Deposits  Distrib.   Interest  Current Distribution  Fund Draw  Fund Deposit  Current Distribution  Excess
---------------------------------------------------------------------------------------------------------------------

  0.00       0.00     0.00        0.00            0.00             0.00     327,539.25       327,539.25         0.00
=====================================================================================================================


Reserve Fund Required Balance
-------------------------------------
Before Current    After Current
Distribution      Distribution
-------------------------------------

 327,539.25        327,539.25
=====================================


                           Certificate Account
-------------------------------------------------------------------------------
Beginning          Deposits                        Investment   Ending
 Balance    Principal     Interest   Distributions  Interest    Balance
-------------------------------------------------------------------------------

  0.00     1,258,397.51  325,432.91       0.00       954.07    1,584,784.49
===============================================================================


       P&I Advances at Distribution Date
---------------------------------------------------


Beginning  Recovered   Current        Ending
 Balance   Advances    Advances       Balance
---------------------------------------------------



  0.00       0.00     2,851,989.22  2,869,775.66
===================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A              REPORT DATE:  MARCH 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                             POOL REPORT # 5
REMITTANCE REPORT
REPORTING MONTH:                                 Feb-97             Page 2 of 6


Class B Crossover Test                                                 Test Met?
-------------------------------------------------------------          ---------

(a) Remittance date on or after September 2001                               N


(b) Average 60 day Delinquency rate <=       5%                          #DIV/0!

(c) Average 30 day Delinquency rate <=       7%                          #DIV/0!


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                --------------------------------------------
                Sep 2001- Feb 2003           7%                              N
                March 2003-Feb 2004          8%                              N
                March 2004 and thereafter    9%                              N


                --------------------------------------------


(e) Current realized loss ratio <=           2.75%                           Y


(f) Does Class B Percentage equal or

     exceed                                  25.376%
     of stated scheduled pool balance

                Beginning B-1 balance                    17,586,000.00

                Beginning B-2 balance                     9,255,770.00
                                                        ------------

                                                         26,841,770.00
                Divided by beginning pool
                balance                                 185,107,770.91
                                                        ------------
                                                               14.501%       N
                                                        ============


 Average 60 day delinquency ratio:


                         Over 60s           Pool Balance           %
                       -----------------------------------------------------

Current Mo               52,296.63         183,625,717.12           0.03%
1st Preceding Mo              0.00                   0.00          #DIV/0!
2nd Preceding Mo              0.00                   0.00          #DIV/0!
                                               Divided by             3
                                                                 -----------
                                                                    #DIV/0!
                                                                 ===========

 Average 30 day delinquency ratio:




                            Over 30s           Pool Balance           %
                       -------------------------------------------------------

 Current Mo                     1,374,873.75         183,625,717.12   0.75%
 1st Preceding Mo                       0.00                   0.00  #DIV/0!
 2nd Preceding Mo                       0.00                   0.00  #DIV/0!
                                                         Divided by     3
                                                                 -------------
                                                                     #DIV/0!
                                                                 =============

 Cumulative loss ratio:

                   Cumulative losses                           0.00
                                                    ---------------
Divided by Initial Certificate Principal             185,107,770.00   0.000%
                                                                  ==========

Current realized loss ratio:

                         Liquidation             Pool
                            Losses              Balance
                      ------------------------------------------

Current Mo                   0.00            183,625,717.12
1st Preceding Mo             0.00                      0.00
2nd Preceding Mo             0.00                      0.00
                                                                      0.000%
                                                                  =============

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 REPORT DATE:  MARCH 6, 1997
REMITTANCE REPORT                                                POOL REPORT # 5
REPORTING MONTH:             Feb-97                                  Page 3 of 6

                                                          Delinquency Analysis
                                                                                                                      Active Repos
                                            31 to 59 days        60 to 89 days     90 days and Over  Total Delinq.    Outstanding
                  No. of     Principal            Principal          Principal        Principal          Principal       Principal
                  Loans       Balance       #     Balance        #   Balance       #  Balance      #     Balance      #  Balance
              ----------------------------------------------------------------------------------------------------------------------
Excluding Repos   5,319   183,603,816.00    40  1,300,804.26     2   52,296.63     0    0.00       42  1,353,100.89   1  21,901.12
        Repos         1        21,901.12     1     21,772.86     0        0.00     0    0.00        1     21,772.86
              -----------------------------------------------------------------------------------------------------
        Total     5,320   183,625,717.12    41  1,322,577.12     2   52,296.63     0    0.00       43  1,374,873.75
              =====================================================================================================
                                                                                                  0.8%         0.75%
                                                                                         ==========================



         Repossession Analysis
       Reversal    Current Month
     (Redemption)  Repos           Cumulative Repos
       Principal       Principal        Principal
   #   Balance  #      Balance     #    Balance
-----------------------------------------------
   0    0.00    1     21,901.12    1    21,901.12


OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                REPORT DATE:  MARCH 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 5
REPORTING MONTH:                          Feb-97
                                                                    Page 4 of 6
REPOSSESSION LIQUIDATION REPORT



                     Liquidated                                                 Net                 Net       Current
   Account Customer  Principal    Sales     Insur.   Total    Repossession  Liquidation Unrecov. Pass Thru   Period Net  Cumulative
   Number    Name     Balance    Proceeds   Refunds Proceeds    Expenses     Proceeds   Advances Proceeds   Gain/(Loss) Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------

                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                                                       0.00                     0.00               0.00       0.00
                    -----------------------------------------------------------------------------------------------
                        0.00       0.00      0.00      0.00        0.00         0.00        0.00   0.00       0.00        0.00
                    ===============================================================================================================


As a percentage of the aggregate cut-off date principal balance                                                              0%
                                                                                                                ===============

OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                REPORT DATE:  MARCH 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 5
REPORTING MONTH:                             Feb-97                 Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL


                              Original         Beginning   Beginning     Current      Current     Ending                 Ending
                Cert.       Certificate       Certificate  Carryover    Principal    Principal  Carryover  Writedown   Certificate
                Class        Balances          Balances    Principal       Due          Paid    Principal   Amounts     Balances
------------------------------------------------------------------------------------------------------------------------------------

A-1                        36,152,000.00    36,152,000.00     0.00    1,482,052.88 1,482,052.88    0.00       0.00    34,669,947.12
A-1 Outstanding Writedown                            0.00                     0.00                            0.00             0.00

A-2                        32,798,000.00    32,798,000.00     0.00            0.00         0.00    0.00       0.00    32,798,000.00
A-2 Outstanding Writedown                            0.00                     0.00                            0.00             0.00

A-3                        23,683,000.00    23,683,000.00     0.00            0.00         0.00    0.00       0.00    23,683,000.00
A-3 Outstanding Writedown                            0.00                     0.00                            0.00             0.00

A-4                        11,771,000.00    11,771,000.00     0.00            0.00         0.00    0.00       0.00    11,771,000.00
A-4 Outstanding Writedown                            0.00                     0.00                            0.00             0.00

A-5                        37,665,000.00    37,665,000.00     0.00            0.00         0.00    0.00       0.00    37,665,000.00
A-5 Outstanding Writedown                            0.00                     0.00                            0.00             0.00

A-6                        16,197,000.00    16,197,000.00     0.00            0.00         0.00    0.00       0.00    16,197,000.00
A-6 Outstanding Writedown                            0.00                     0.00                            0.00             0.00

B-1                        17,586,000.00    17,586,000.00     0.00            0.00         0.00    0.00       0.00    17,586,000.00
B-1 Outstanding Writedown                            0.00                     0.00                            0.00             0.00

B-2                         9,255,770.00     9,255,770.00     0.00            0.00         0.00    0.00       0.00     9,255,770.00
B-2 Outstanding Writedown                            0.00                     0.00                            0.00             0.00


                          ----------------------------------------------------------------------------------------------------------

                          185,107,770.00   185,107,770.00     0.00    1,482,052.88 1,482,052.88    0.00       0.00   183,625,717.12
                          ==========================================================================================================


                                                           Principal Paid
                Cert.                       Pool             Per $1,000
                Class                      Factor           Denomination
-------------------------------------------------------------------------
A-1                                             95.90050%        41.00
A-1 Outstanding Writedown                        0.00             0.00

A-2                                            100.00000%         0.00
A-2 Outstanding Writedown                        0.00             0.00

A-3                                            100.00000%         0.00
A-3 Outstanding Writedown                        0.00             0.00

A-4                                            100.00000%         0.00
A-4 Outstanding Writedown                        0.00             0.00

A-5                                            100.00000%         0.00
A-5 Outstanding Writedown                        0.00             0.00

A-6                                            100.00000%         0.00
A-6 Outstanding Writedown                        0.00             0.00

B-1                                            100.00000%         0.00
B-1 Outstanding Writedown                        0.00             0.00

B-2                                            100.00000%         0.00
B-2 Outstanding Writedown                        0.00             0.00


OAKWOOD MORTGAGE INVESTORS, INC. 1997-A
OAKWOOD ACCEPTANCE CORP. -  SERVICER                 REPORT DATE:  MARCH 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 5
REPORTING MONTH:                          Feb-97                    Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                                                             Interest Paid
           Certificate              Remittance Beginning      Current        Total      Interest     Ending   Per $1,000
              Class                    Rate     Balance       Accrual         Paid     Shortfall     Balance Denomination
                                  ----------------------------------------------------------------------------------------

A-1                                   5.45500%   0.00       87,648.52       87,648.52     0.00       0.00       2.42
A-1  Carryover Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00
A-1  Writedown Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00

A-2                                   6.40000%   0.00      174,922.67      174,922.67     0.00       0.00       5.33
A-2  Carryover Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00
A-2  Writedown Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00

A-3                                   6.65000%   0.00      131,243.29      131,243.29     0.00       0.00       5.54
A-3  Carryover Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00
A-3  Writedown Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00

A-4                                   6.85000%   0.00       67,192.79       67,192.79     0.00       0.00       5.71
A-4  Carryover Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00
A-4  Writedown Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00

A-5                                   7.12500%   0.00      223,635.94      223,635.94     0.00       0.00       5.94
A-5  Carryover Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00
A-5  Writedown Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00

A-6                                   7.45000%   0.00      100,556.38      100,556.38     0.00       0.00       6.21
A-6  Carryover Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00
A-6  Writedown Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00

B-1                                   7.45000%   0.00      109,179.75      109,179.75     0.00       0.00       6.21
B-1  Carryover Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00
B-1  Writedown Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00

B-2                                   8.02500%   0.00       61,897.96       61,897.96     0.00       0.00       6.69
B-2  Carryover Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00
B-2  Writedown Interest               0.00       0.00            0.00            0.00     0.00       0.00       0.00

Limited Guarantee                                0.00            0.00            0.00     0.00       0.00

X                                                0.00      518,468.79      518,468.79     0.00       0.00

R                                                0.00            0.00            0.00     0.00       0.00

Service Fee                                      0.00      154,256.48      154,256.48     0.00       0.00
                                        -----------------------------------------------------------------

                                                 0.00    1,629,002.56    1,629,002.56     0.00       0.00


Disbursed as follows:
----------------------------------
X Proceeds to Class A-6 Liquidity Account                                  301,669.13
X Proceeds to Class B-1 Liquidity Account                                  216,799.67
Service Fee to Class B-1 Liquidity Account                                 110,739.58
                                                                         ------------
                                                                           999,794.18
                                                                         ============



           Certificate               Cert.               TOTAL
              Class                  Class           DISTRIBUTION
                               ---------------------------------------

A-1                                    A-1         1,569,701.40
A-1  Carryover Interest
A-1  Writedown Interest

A-2                                    A-2           174,922.67
A-2  Carryover Interest
A-2  Writedown Interest

A-3                                    A-3           131,243.29
A-3  Carryover Interest
A-3  Writedown Interest

A-4                                    A-4            67,192.79
A-4  Carryover Interest
A-4  Writedown Interest

A-5                                    A-5           223,635.94
A-5  Carryover Interest
A-5  Writedown Interest

A-6                                    A-6           100,556.38
A-6  Carryover Interest
A-6  Writedown Interest

B-1                                    B-1           109,179.75
B-1  Carryover Interest
B-1  Writedown Interest

B-2                                    B-2            61,897.96
B-2  Carryover Interest
B-2  Writedown Interest

Limited Guarantee              Limited Guarantee           0.00

X                                       X            518,468.79

R                                       R                  0.00

Service Fee                                          154,256.48
                                                 --------------

                                                   3,111,055.44
                                                 ==============
